FIFTH AMENDMENT
                              OF
         BEACH PRODUCTS (DIVISION OF PENN CORPORATION)
                  RETIREMENT SAVINGS PROGRAM

          WHEREAS, this corporation maintains the Beach
Products (Division of Penn Corporation) Retirement Savings
Program (the "plan"); and

          WHEREAS, further amendment of the plan now is considered desirable;

          NOW, THEREFORE, IT IS RESOLVED that by virtue and in exercise of the power reserved to this corporation under subsection 10.1 of the plan, the plan, as previously amended, be and it hereby is further amended, effective as of January 1, 1994, by adding the following sentence at the end of subsection
3.3 of the plan:

     "Beginning with the plan year commencing January 1, 1994, in no event shall compensation in excess of $150,000 (or such greater amount as may be permitted under Section 401(a)(17)(B) of the Code) be included in a participant's compensation for any plan year."

                    *          *          *

          I, /s/ James A. Cohen, Esq., Secretary of Penn
Corporation, hereby certify that the foregoing is a correct
copy of a resolution duly adopted by the Board of Directors
of said corporation on December 23, 1994, and that said
resolution has not been changed or repealed.

          Dated this 23 day of December, 1994.

                                     /s/ James A. Cohen
                              --------------------------------
                                   Secretary as Aforesaid

                                       (Corporate Seal)

                    *          *          *

          The undersigned, as committee members under the Beach Products (Division of Penn Corporation) Retirement Savings Program, hereby acknowledge receipt of a certified copy of the foregoing amendment and hereby consent thereto, this 23 day of December, 1994.

                                     /s/ James A. Cohen
                              ---------------------------------

                                   /s/ Steven M. Grossman
                              ---------------------------------

                                     /s/ Hal. B. Weiss
                              ---------------------------------


                              ---------------------------------
                              As Committee Members As Aforesaid